                                                                Exhibit 10.21




                                   EXECUTION COPY



------------------------------------------------------------------------------


                         TWENTIETH SUPPLEMENTAL LEASE AGREEMENT

                                    BY AND BETWEEN

                        MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                         AND

                              FEDERAL EXPRESS CORPORATION

                               DATED AS OF APRIL 1, 2000



     AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.


------------------------------------------------------------------------------

                                   TABLE OF CONTENTS



SECTION                                                      PAGE
-------                                                      ----
1   Definitions............................................   7

2   Granting Leasehold.....................................   7

3   Term, Delivery and Acceptance of Possession............   8

4   Rental  ...............................................   8

5   Hazardous Substances/Waste.............................   8

6   Lease Agreement Still in Effect; Provisions Thereof
    Applicable to this Nineteenth Supplemental
    Lease Agreement........................................  10

7   Descriptive Headings...................................  10

8   Effectiveness of this Twentieth Supplemental
    Lease Agreement........................................  10

9   Execution of Counterparts..............................  10

10  Summaries .............................................  10

    Notary  ...............................................  12

    Leased Parcel Summary..................................  13

    Rental Summary.........................................  15

                   TWENTIETH SUPPLEMENTAL LEASE AGREEMENT

         THIS TWENTIETH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the 1st of April 2000, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

                             W I T N E S S E T H:

         WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

         WHEREAS, Authority and Tenant, between April 1, 1981 and September 1, 1998, have entered into nineteen Supplemental Lease Agreements amending the 1979 Consolidated and Restated Lease Agreement ; and

         WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Nineteenth
Supplemental Lease Agreements is herein referred to as the "Lease Agreement";
and

         WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Twentieth Supplemental Lease Agreement.

         NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

         SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Twentieth Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Twentieth Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

         SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Twentieth Supplemental Lease Agreement, the additional land containing approximately 13.206 acres located east of the centerline intersection of Taxiway November and Taxilane 800 which is located on Memphis-Shelby County Airport Authority property situated in Memphis, Shelby County, Tennessee and being more particularly described in Exhibit A:

         SECTION 3. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The term of this Twentieth Supplemental Lease Agreement shall commence at 12:01 A.M. on the earlier to occur of December 1, 2000, or the date of beneficial occupancy for the land described as the centerline intersection of Taxiway November and Taxilane 800 and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall, however, deliver to Tenant sole and exclusive possession of the land leased hereby as of the effective date of this Twentieth Supplemental Lease

Agreement for the purpose of constructing improvements required for Tenant's intended use of the land leased hereby, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

         SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplemental lease agreements), during the term of this Twentieth Supplemental Lease Agreement, Tenant shall pay the Authority in advance on the first business day of each month $5,848.41 in equal installments beginning December 1, 2000 or date of beneficial occupancy whichever occurs first, a total rental payment of $70,180.91 per year, which the parties hereto agree is based upon an aggregate of 575,253.36 square feet of area at an annual rental rate of ($0.1220) per square foot.

         SECTION 5. HAZARDOUS SUBSTANCES/WASTE. Tenant, at its own expense, may arrange for a Phase 1 Environmental Survey on the land described herein by a reputable environmental consultant to determine the existence of "Hazardous Substances", as such term is defined in this Agreement. In the event that "Hazardous Substances" are discovered during excavation for construction of the centerline intersection of Taxiway November and Taxilane 800, and such "Hazardous Substances" require special handling, removal or disposal ("Remediation"), then Tenant shall immediately notify Authority. The Tenant and Authority will confer and jointly determine the method for handling, removing or disposing of the "Hazardous Substances" within 14 days after Tenant provides the Authority, in writing, its plan for Remediation. The form of Remediation agreed to by the parties must comply with "Environmental Laws", as such term is defined below. In the event that Tenant and Authority are unable to agree on a method for handling, removing or disposing of the "Hazardous Substances" "due to differing interpretations of the requirements for Remediation as set forth in the applicable "Environmental Laws", then the form of Remediation will be determined by the appropriate federal, state or local agency with relevant regulatory and enforcement jurisdiction over the subject site. Authority will grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the Remediation of such "Hazardous Substances" associated with the centerline intersection of Taxiway November and Taxilane 800.

         The term "HAZARDOUS SUBSTANCES", as used in this Twentieth Supplemental Lease Agreement, shall mean any hazardous or toxic substances, materials or wastes, including but not limited to, those substances, materials, and wastes (i) listed in the United States Department of Transportation Hazardous Materials Table (49 CFR Section 172.101) or by the Environmental Protection Agency as Hazardous substances (40 CFR Part 302) and amendments thereto, (ii) designated as a "Hazardous Substance" pursuant to
Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C.
Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317, (iii) defined as a "Hazardous Waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C Section . 6903), or (iv) defined as "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq. 42 U.S.C.
Section 9601) or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

         SECTION 6. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Twentieth Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

         SECTION 7. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Twentieth Supplemental Lease agreement are inserted for convenience of reference only and do not constitute a part of this Twentieth Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Twentieth Supplemental Lease Agreement.

         SECTION 8. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Twentieth Supplemental Lease Agreement shall become effective at 12:01 a.m. on April 1, 2000.

         SECTION 9. EXECUTION OF COUNTERPARTS. This Twentieth Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 10. SUMMARIES. For the convenience of both parties a Leased Parcel Summary and a Rental Summary are attached to this Lease Agreement.

         IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Twentieth Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and year first above written.

WITNESS:                                    MEMPHIS-SHELBY COUNTY AIRPORT
                                            AUTHORITY

/s/ RICHARD V. WHITE                        BY:  /s/ LARRY D. COX
------------------------------                   ----------------------------
TITLE: DIRECTOR OF PROPERTIES               TITLE:   PRESIDENT
       -----------------------                   ----------------------------

Approved as to Form and Legality:

/s/ R. GRATTAN BROWN, JR.
-----------------------------
R. Grattan Brown, Jr.,
Attorney for Authority


WITNESS:                                    FEDERAL EXPRESS CORPORATION

/s/ GLORIA OWENS                            BY:  /s/ GRAHAM R. SMITH
------------------------------                   ----------------------------
TITLE:  PROJECT COORDINATOR                 TITLE:   VP
       -----------------------                   ----------------------------


                                                  Approved
                                              Legal Department
                                            /s/ R.J. KWOKA 000331
                                            ---------------------

(STATE OF TENNESSEE)
(COUNTY OF SHELBY  )

         On this 31st day of March, 2000, before me appeared Larry D. Cox to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES

      8/29/01                               /s/  CAROL D. WOLFE
-----------------------                    -------------------------
                                                 Notary Public

(seal)




(STATE OF TENNESSEE)
(COUNTY OF SHELBY  )

         On this 31st day of March, 2000, before me appeared Graham R. Smith to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Vice President of Federal Express Corporation, the within named Lessee, and that he as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such Vice President.

MY COMMISSION EXPIRES

------------------------                    /s/ MARILYN JONES
                                            --------------------
                                                Notary Public


(seal)

                      FEDERAL EXPRESS LEASED PARCELS SUMMARY



PARCEL                                                                                  EFFECTIVE
LEASE                 ACRES              SQUARE FEET          AGREEMENT                 DATE
--------              -----              -----------          ---------                 ---------
                                                  BASE-LEASE
                                                  ----------
Revised 9             128.469                                 Consolidated &            08/01/79
                                                              Restated

10                    1.612              70,200               Consolidated &            08/01/79
                                                              Restated

11                    1.044              45,359               Consolidated &            08/01/79
                                                              Restated


                                    PREVIOUS SUPPLEMENTS
                                    --------------------
12                    2.707              117,915              First                     04/01/81
                                                              Supplemental

13                    6.860              298,830              Second                    01/01/82
                                                              Supplemental

14                    14.586             635,377              Fourth                    07/01/83
                                                              Supplemental

15                    12.689             552,723              Fourth                    07/01/83
                                                              Supplemental

Rev 16 18.281        (19.685)            796,312              Fifth                     02/01/84
                                                              Supplemental

Rev 17 119.616       (124.992)           5,210,477            Sixth                     04/01/84
                                                              Supplemental

18                    2.717              118,353              Sixth                     04/01/84
                                                              Supplemental

19                    41.606             1,812,352            Seventh                   06/01/84
                                                              Supplemental

25                    0.435              18,933               Eighth                    07/01/88
                                                              Supplemental

20                    11.275             491,127              Ninth                     06/01/89
                                                              Supplemental

27                    11.192             487,512              Tenth                     10/01/91
                                                              Supplemental

27 A(West)            4.058              176,777              Eleventh                  07/01/94
                                                              Supplemental

27 B(West)            5.706              248,533              Eleventh                  07/01/94
                                                              Supplemental

Southwest
Ramp                  2.350              102,366              Eleventh                  07/01/94
                                                              Supplemental


PARCEL                                                                                  EFFECTIVE
LEASE                 ACRES              SQUARE FEET          AGREEMENT                 DATE
--------              -----              -----------          ---------                 ---------
32 (removed)          22.972             1,000,681            Twelfth                   07/01/93
                                                              Supplemental

33                    8.998              391,942              Thirteenth                06/01/95
                                                              Supplemental

36                    3.050              132,837              Thirteenth                06/01/95
                                                              Supplemental

Hangar 8 (removed)                       36,946,33            Thirteenth                06/01/95
                                                              Supplemental

34                    9.951              433,461              Fourteenth                01/01/96
                                                              Supplemental

21                    19.134             833,476              Fifteenth                 01/01/97
                                                              Supplemental

22A (North)           3.214              140,000              Sixteenth                 04/01/97
                                                              Supplemental

37                    2.692              117,283              Seventeenth               05/01/97
                                                              Supplemental

38                    2.523              109,921              Eighteenth                07/01/97
                                                              Supplemental

39                    8.366              364,430              Eighteenth                07/01/97
                                                              Supplemental

West Ramp             19.917             867,583              Nineteenth                09/01/98
Expansion                                                     Supplemental


                                        THIS SUPPLEMENT
                                        ---------------
CENTERLINE            13.206             575,253.36           TWENTIETH                 11/01/2000
NOVEMBER                                                      SUPPLEMENTAL

                                            OPTIONS
                                            -------
22B (South)           3.310              144,200              Option, Expires 5/31/99
29                    3.85               167,706              Option, Expires 9/30/2001

                                           ASSIGNMENTS
                                           -----------

23                    5.923              258,008                      Graber Assignment,
                                                                      Expires 12/31/2000
                                                                      Invoice FEC
                                                                      Final Increase 1/l/96

24                    9.964              434,030                      Southwide Assignment
                                                                      Expires 5/14/2013
                                                                      Invoice FEC
                                                                      Next Increase 5/15/03

26                    9.532              415,213                      BICO Assignment,
                                                                      Expires 7/31/2021
                                                                      Invoice FEC
                                                                      Next Increase 8/01/2011

28                    10.68              465,221                      Equitable Life Assignment
                                                                      Expires 5/14/2013
                                                                      Invoice FEC
                                                                      Next Increase 5/15/03

                                    RENTAL - FEDERAL EXPRESS
                                   Effective November 1, 2000


                                                               Annual
Category                         Number of                     Rental Rate
of Space                         Square Feet                   Per Sq. Ft.                 Annual Rental
--------                         -----------                   -----------                 -------------
Bldg. T-376                      1,240                         1.5258                         $    1,891.99
Unimproved Ground                7,486,757.36                  0.1220                            913,384.39
Improved Apron                   2,395,802                     0.1525                            365,359.80
Hangar Property                  72,092.67                     1.1291                             81,399.83
Hangar Office                    28,000                        1.8311                             51,270.80
International Park               9,694,700                     0.2138                          2,072,726.80
Former IRS Facility              2,255,137.24                  ------                          1,200,000.00
                                 ------------                  4.97                            ------------
                                 21,933,729.27                                                $4,686,033.61


                                       BREAKDOWN OF SPACE

                                                                     Sq. Ft.            Sq. Ft.
                                                                     -------            -------
Bldg. T-376                      Parcel 4                            1,240
-----------                                                          -----
                                                                                        1,240
Unimproved Ground                Parcel 1                            130,900
-----------------                Parcel 2                            50,000
                                 Parcel 3                            192,400
                                 Parcel 4                            32,540
                                 Parcel 6                            89,700
                                 Parcel 9                            1,167,337
                                 Parcel 19                           1,812,362
                                 Parcel 20                           491,127
                                 Parcel 27A                          176,777
                                 Parcel 27B                          248,533
                                 Southwest Ramp                      102,366
                                 Parcel 33                           391,942
                                 Parcel 36                           132,837
                                 Parcel 34                           433,461
                                 Parcel 37                           117,283
                                 Parcel 38                           109,921
                                 Parcel 39                           364,430
                                 West Ramp Expansion                 867,588
                                 Centerline November                 575,253.36
                                                                     ----------
                                                                                       7,486,757.36

Improved Apron                   Parcel 1                            850,250
--------------                   Parcel 2                            226,900
                                 Parcel 7                            577,540
                                 Parcel 9                            253,600
                                 Parcel 27                           487,512
                                                                     -------
                                                                                        2,395,802.00


                                                                     Sq. Ft.            Sq. Ft.
                                                                     -------            -------
Hangar Property                  Parcel 1                            44,336
---------------
                                 Parcel 2                            27,756.67
                                                                     ---------
                                                                                        72,092.67

Hangar Office                    Parcel 1                            22,400
-------------
                                 Parcel 2                            5,600
                                                                     -----
                                                                                        28,000.00

International Park               Parcel 5                            24,000
------------------               Parcel 8                            247,254
                                 Parcel 9                            1,586,172
                                 Parcel  10                          70,200
                                 Parcel  11                          45,359
                                 Parcel  12                          117,915
                                 Parcel  13                          298,830
                                 Parcel  14                          556,334
                                 Parcel  15                          552,723
                                 Parcel  16                          796,312
                                 Parcel  17                          4,288,839
                                 Parcel  18                          118,353
                                 Parcel  25                          18,9338
                                 Parcel  21                          833,476
                                 Parcel  22A                         140,000
                                                                     ---------
                                                                                        9,694,700.00
Former IRS Facility                                                  2,255,137.24       2,255,137.24
-------------------                                                  ------------
                                                                     TOTAL:             21,933,729.27

                                                           EXHIBIT "A" 1 of 3



                                 [ Survey of leased premises ]

                                                           EXHIBIT "A" 2 of 3

Lease Parcel

Being a parcel of land contained entirely within the Memphis/Shelby County Airport Authority property located in the City of Memphis, Shelby County, State of Tennessee being more particularly described by metes and bounds as follows:

Commencing, at the centerline intersection of Taxiway November and Taxilane 800; thence along said centerline of Taxilane 800, South 85 degrees 42 minutes 38 seconds East a distance of 400.00' to a point, said point being the TRUE POINT OF BEGINNING; thence departing from and perpendicular to said centerline, North 04 degrees 17 minutes 22 seconds East a distance of 50.00' to a point on the north edge of pavement of said Taxilane 800; thence along said north edge of pavement of Taxilane 800, South 85 degrees 42 minutes 38 seconds East a distance of 527.30' to a point being 200.00' west of the existing west edge of pavement of the "FedEx Ramp 1999 Project" lease; thence along a line being parallel with and 200.00' west of said existing west edge of pavement of the "FedEx Ramp 1999 Project" lease, North 04 degrees 17 minutes 22 seconds East a distance of 399.00' to a point; thence along a line being parrallwl with and 449.00' north of said centerline of Taxilane 800, South 85 degrees 42 minutes 38 seconds East a distance of 506.06' to a point on the existing west edge of pavement, said point being common with a west line of the Part 1.34 project, Part II lease; thence along said west edge of pavement and common with said west line of the Part 1.34 project, Part II lease, South 01 degrees 56 minutes 39 seconds West a distance of 46.11' to a point of curvature; thence continuing along said west line of the Part 1.34 project, Part II lease in a southwesterly direction along the arc of a curve to the right having a radius of 22.50' (Long Chord = South 48 degrees 07 minutes 01 seconds West, 32.46') an arc distance of 36.26' to a point on the existing north edge of pavement of the "FedEx Ramp 1999 Project" being a north line of the FedEx Ramp 1999 lease parcel; thence along said north edge of pavement and said north line of the FedEx Ramp 1999 lease parcel, North 85 degrees 42 minutes 38 seconds West a distance of 285.47" to a point on the existing west edge of pavement; thence along said west edge of pavement, crossing said Taxilane 800 and continuing along said west edge of pavement being a west line of said FedEx Ramp 1999 project lease, South 04 degrees 17 minutes 22 seconds West a distance of 782.16' to a point on a north edge of pavement being a north line of said FedEx Ramp 1999 project lease; thence along said north edge of pavement being a north line of said FedEx Ramp 1999 project lease, North 85 degrees 42 minutes 38 seconds West a distance of 47.32' to a point on the west edge of pavement being a west line of said FedEx 1999 Ramp project lease; thence along said west edge of pavement being a west line of said FedEx 1999 Ramp project lease, South 04 degrees 17 minutes 22 seconds West a distance of 53.33' to a point on the south edge of pavement being a south line of said FedeEx Ramp 1999 project lease; thence along said south edge of pavement being said south line of the FedEx Ramp 1999 project lease, South 85 degrees 42 minutes 38 seconds East a distance of 352.33' to a point on the west edge of pavement being a west line of said Fed Ex Ramp 1999 project lease; thence along said west edge of pavement being said west line of the FedEx Ramp 1999 project, South 04 degrees 17 minutes 22 seconds West a distance of 210.00' to a point; thence departing from said west line of the FedEx Ramp 1999 project along a line being 666.00' south of and parallel with said center line of Taxilane 800, North 85 degrees 42 minutes 38 seconds West a distance of 223.80' to a point; thence North 04 degrees 17 minutes 22 seconds East a distance of 136.00' to a point; thence along a line being 530.00' south of and parallel with said centerline of Taxilane 800, North 85 degrees 42 minutes 38 seconds West a distance of 283.51' to a point; thence North 04 degrees 17 minutes 22 seconds East a distance of 125.49' to a point; thence along a line being 405.00' south of and parallel with said centerline of Taxilane 800, North 85 degrees 42 minutes 38 seconds West a distance of 500.00' to a point; thence South 04 degrees 17 minutes 22 seconds West a distance of 25.00' to a point; thence along a line being 430.00' south of and parallel with said centerline of Taxilane 800, North 85 degrees 42 minutes 38 seconds West a distance of 50.00' to a point; thence North 04 degrees 17 minutes 22 seconds East a distance of 25.00' to a point; thence along a line being 405.00' south of and parallel with said centerline of Taxilane 800, North 85 degrees 42 minutes 38 seconds West a distance of 175.00' to a point being 200.00' east of said centerline of Taxiway November; thence along a line being 200.00' east of and parallel with said centerline of Taxiway November, North 04 degrees 17 minutes 22 seconds East a distance of 329.50' to a point on the existing south edge of pavement of said Taxilane 800; thence along said edge of pavement of Taxilane 800, South 85 degrees 42 minutes 38 seconds East a distance of 175.00' to a point on an existing east edge of pavement of said Taxilane 800; thence along said east edge of pavement of Taxilane 800, North 04 degrees 17 minutes 22 seconds East a distance of 25.00' to a point on the south edge of pavement of said Taxilane

                                                           EXHIBIT "A" 3 of 3


800; thence along said edge of pavement of Taxilane 800, South 85 degrees 42 minutes 38 seconds East a distance of 25.00' to a point; thence departing from said south edge of pavement of Taxilane 800 perpendicular to said centerline of Taxilane 800, North 04 degrees 17 minutes 22 seconds East a distance of 50.00' to the TRUE POINT OF BEGINNING.

Said parcel of land containing 575,255 square feet, or 13.206 Acres, more or less.